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                                                                    EXHIBIT 99.1

PHOTON DYNAMICS, INC.
CERTFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SEXTION 906 OF THE SARBANES-OKLEY ACT OF 2002

In connection with the Quarterly Report of Photon Dynamics, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Elwood
H. Spedden., President, Chief Executive Officer and Director of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and results of operations of the Company for the period covered by the Report.

Dated: February 14, 2003

/s/ ELWOOD H. SPEDDEN
---------------------------------
Elwood H. Spedden
President, Chief Executive Officer and Director
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PHOTON DYNAMICS, INC.
CERTFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SEXTION 906 OF THE SARBANES-OKLEY ACT OF 2002

In connection with the Quarterly Report of Photon Dynamics, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Richard L. Dissly, Chief Financial Officer and Secretary of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and results of operations of the Company for the period covered by the Report.

Dated: February 14, 2003

/s/ RICHARD L. DISSLY
---------------------------------
Richard L. Dissly
Chief Financial Officer and Secretary